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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 9, 1994
                                                     (February 27, 1994)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



        1801 Pennsylvania Avenue, N.W., Washington, D.C.   20006
        ------------------------------------------------------------
        (Address of Principal Executive Offices)        (Zip Code)

     Registrant's telephone number, including area code (202) 872-1600.
















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Item 5.   Other Events

     On February 27, 1994, the registrant entered into a letter agreement with Nextel Communications, Inc. ("Nextel") and Comcast Corporation under which the parties have agreed, subject to the terms and conditions thereof, to use their reasonable best efforts to enter into definitive documentation providing for, among other things, the investment by registrant of approximately $1.3 billion in Nextel over the next three years to purchase approximately a 17% equity interest. In addition, the letter agreement contemplates that the registrant will provide to Nextel marketing and other services to support Nextel's efforts to offer wireless telecommunications services and products. The consummation of the transactions contemplated by the letter agreement are subject to various conditions including the execution of definitive documentation and the receipt of regulatory approvals which have not yet been obtained. The above is a summary of certain terms and conditions of the letter agreement, which is attached hereto as
     Exhibit 10(a), and is qualified in its entirety by reference to such letter agreement.































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Item 7.   Financial Statements and Exhibits.


          Exhibit No.                        Description
          -----------              ------------------------------------

            10(a) Letter Agreement dated February 27, 1994 by and among registrant, Nextel Communications, Inc. and Comcast Corporation.

            12                     Computation of Ratio of Earnings to
                                   Fixed Charges.

            24                     Consent of Independent Accountants.

            99(a)                  Report of Independent Accountants.

            99(b) Income Statement for the years ended December 31, 1993, 1992 and 1991.

            99(c)                  Balance Sheet as of December 31,
                                   1993 and 1992.

            99(d) Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991.

            99(e) Statement of Stockholders' Equity for the years ended December 31, 1993, 1992 and 1991.

            99(f)                  Notes to Consolidated Financial
                                   Statements.

















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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Edward G. Freitag
                                   ------------------------------
                                    Edward G. Freitag
                                    Assistant Secretary

Date:  March 9, 1994

































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                                 EXHIBIT INDEX


          Exhibit No.                        Description
          -----------              ------------------------------------

            10(a) Letter Agreement dated February 27, 1994 by and among registrant, Nextel Communications, Inc. and Comcast Corporation.

            12                     Computation of Ratio of Earnings to
                                   Fixed Charges.

            24                     Consent of Independent Accountants.

            99(a)                  Report of Independent Accountants.

            99(b) Income Statement for the years ended December 31, 1993, 1992 and 1991.

            99(c)                  Balance Sheet as of December 31,
                                   1993 and 1992.

            99(d) Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991.

            99(e) Statement of Stockholders' Equity for the years ended December 31, 1993, 1992 and 1991.

            99(f)                  Notes to Consolidated Financial
                                   Statements.


















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